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                   INFORMATION TECHNOLOGY SERVICES AGREEMENT
                        EFFECTIVE AS OF FEBRUARY 28,2000
                                     BETWEEN
                      CALIFORNIA POWER EXCHANGE CORPORATION
                                       AND
                            PEROT SYSTEMS CORPORATION


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